                                                                   Exhibit 10.14

                           TRADEMARK LICENSE AGREEMENT

Licensor: Shenzhen Nepstunus Group Co., Ltd. (hereinafter referred to as "Party A")

Licensee: Shenzhen Nepstar Pharmaceutical Co., Ltd. (hereinafter referred to as "Party B")

     In accordance with relevant provisions of Trademark Law of the People's Republic of China, under the principles of free will and faithfulness, through negotiation, Party A and Party B enter into this Trademark License Agreement.

     1. Party A is the legal trademark registrant of _499_ trademarks as listed in the annex attached hereto (the "Licensed Trademarks") (please refer to the annex for the specific trademarks and ownership of the registrant).

     2. Party A hereby licenses Party B to use for its own business or to authorize its manufacturers to use the Licensed Trademarks on products supplied to Party B. This license is a non-exclusive license. Party B may only use the Licensed Trademarks within the scope permitted by Party A and in the way as authorized hereunder.

     If any national law or regulation restricts joint use of the Licensed Trademarks, Party B will have the priority right to use such trademark and Party A shall ensure that under all circumstances, Party B is able to use the Licensed Trademarks that it has already used.

     3. The provision of the Licensed Trademarks logo: in writing (please refer to the Trademark Registration Application/ Trademark Registration Application Acceptance Notice/ photocopy of the Trademark Registration Certificate).

     4. Term of license and Fees: the term of license shall be the whole legally existing period of the Licensed Trademarks from the effective date of this Agreement, including the trademark registration term and the renewed term after expiry of the trademark registration term; within the term of license, Party A will not charge any fee from Party B.

     5. In using the Licensed Trademarks, Party B may not take any action in violation of any national laws or regulations; otherwise, it shall bear the liability of breach of contract in accordance with laws of the People's Republic of China.

     a. Party B may not change any character, figure or the combination of the forgoing on the Licensed Trademarks without permission;

     b. Party B may not, in any way, create or use any trademark logo that is similar to or transformed from the Licensed Trademarks hereunder; and

     c. Party B may not apply for registration of the Licensed Trademarks in any other country in any way and in any name.

     6. To protect the reputation of the Licensed Trademarks, Party B promises to use the Licensed Trademarks in a reasonable way and guarantees to protect the reputation of all products bearing the Licensed Trademarks at final retail session. Party A shall have the right to supervise the quality of Party B's products bearing the Licensed Trademark, while Party B guarantees the quality of the products bearing such Licensed Trademarks.

     a. Party B must indicate the name of the producer and place of production on the products bearing the Licensed Trademarks; and

     b. Party B may not take any action that may have adverse effect on such trademark within and after the term of this Agreement;

     7. This Trademark License Agreement shall become legally binding once upon execution. Party A has no right to revoke this Agreement under any circumstance. Otherwise, Party A shall be responsible for all legal and economic liability arising therefrom.

     8. Miscellaneous: this Agreement is executed with four originals, of which two shall be kept by each of Party A and Party B respectively. This Agreement shall come into force upon being stamped by both parties.

Annex:

[X] List of Trademarks

[ ] Trademark Registration Application

[ ] Trademark Registration Application Acceptance Notice

[ ] Trademark Registration Certificate

Licensor (Party A):


/s/ Shenzhen Nepstunus Group Co., Ltd

Legal (authorized) representative:


Licensee (Party B):


/s/ Shenzhen Nepstar Pharmaceutical Co., Ltd.

Legal (authorized) representative:

                                 This Agreement is entered into on July 7, 2006.

(CHINESE CHARACTERS)     (CHINESE CHARACTERS)                               (CHINESE CHARACTERS)
         347             (CHINESE CHARACTERS)            Dan Qing Bei                 5
         348             (CHINESE CHARACTERS)             Si Luo Xin                  5
         331             (CHINESE CHARACTERS)               An Xiu                    5
         399             (CHINESE CHARACTERS)              Bei Si Tu                 10
         407             (CHINESE CHARACTERS)              Luo Si Te                 10
           5             (CHINESE CHARACTERS)             Ming Fei Li                 5
           6             (CHINESE CHARACTERS)             Ming Fei Li                 3
         345             (CHINESE CHARACTERS)             Qing Ke Li                 30
         422             (CHINESE CHARACTERS)              Shen Bei                   5
         322             (CHINESE CHARACTERS)              Zhong An                   5
         334             (CHINESE CHARACTERS)             Zhong Cheng                 5
         303                    Berryfon                                              5
         484                  KING LIGHT                                             30
         280                  King Light.                                            30
          67                    SMELL                                                 5
         354                UTU (up to you)                                           5
         240             (CHINESE CHARACTERS)             A Ke Tan Li                 5
          92             (CHINESE CHARACTERS)              A Lin Si                   5
         433             (CHINESE CHARACTERS)                Ai Ya                    3
         213             (CHINESE CHARACTERS)               Ai You                    5
         243             (CHINESE CHARACTERS)               Ai Hen                    5
         277             (CHINESE CHARACTERS)              Ai Ke Tie                  5
         316             (CHINESE CHARACTERS)               An Chen                  10
         152             (CHINESE CHARACTERS)             An Min Tuo                  5
          81             (CHINESE CHARACTERS)               An Yang                   5
         257             (CHINESE CHARACTERS)               Ang Ran                   5
          41             (CHINESE CHARACTERS)             Bai Lao Qi                  5
         304             (CHINESE CHARACTERS)          Bai Li Xiang Fen               5
         281             (CHINESE CHARACTERS)              Bai Qing                   5
         340             (CHINESE CHARACTERS)             Bai Rui Ke                  5
         255             (CHINESE CHARACTERS)             Ban Po Ren                  5
         249             (CHINESE CHARACTERS)              Bao Rong                   5
         443             (CHINESE CHARACTERS)            Bao Wei Kang                21
         460             (CHINESE CHARACTERS)            Bao Wei Kang                16
         465             (CHINESE CHARACTERS)            Bao Wei Kang                25
         232             (CHINESE CHARACTERS)              Bei Tian                   5
         288             (CHINESE CHARACTERS)            Bei Le/Yue Ke                5
         440             (CHINESE CHARACTERS)               Bei Li                    3
         146             (CHINESE CHARACTERS)              Bei Nang                   5
         309             (CHINESE CHARACTERS)               Bei Yin                   5
         310             (CHINESE CHARACTERS)               Bei Yin                   3

         284             (CHINESE CHARACTERS)             Bei De Shu                  3
         371             (CHINESE CHARACTERS)               Bei Ku                    5
         271             (CHINESE CHARACTERS)               Bi Ling                   5
         138             (CHINESE CHARACTERS)                Bi Ke                    5
          62             (CHINESE CHARACTERS)               Bi Kong                   5
         419             (CHINESE CHARACTERS)             Bi Li Yuan                  5
         445             (CHINESE CHARACTERS)             Bing Ao Xin                21
         449             (CHINESE CHARACTERS)              Bing Che                  21
         229             (CHINESE CHARACTERS)               Bing He                   5
          59             (CHINESE CHARACTERS)              Bing Ning                  5
         448             (CHINESE CHARACTERS)           Bing Shuang Yi               21
         252             (CHINESE CHARACTERS)             Bo Sai Dong                 5
          71             (CHINESE CHARACTERS)              Bo/Po Li                   5
         164             (CHINESE CHARACTERS)            Cao Qing Tang                5
         186             (CHINESE CHARACTERS)             Chang Huan                  5
          35             (CHINESE CHARACTERS)         Chang Ping Gong Zhu             5
         193             (CHINESE CHARACTERS)              Chang You                  5
         403             (CHINESE CHARACTERS)            Cheng Xin De                10
          63             (CHINESE CHARACTERS)             Cheng Tian                  5
          14             (CHINESE CHARACTERS)               Chu Yan                   5
          39             (CHINESE CHARACTERS)              Chu Xiong                  5
         137             (CHINESE CHARACTERS)            Chun Feng Du                 5
         136             (CHINESE CHARACTERS)            Chun Man Yuan                5
          48             (CHINESE CHARACTERS)              Chun Ming                  5
         401             (CHINESE CHARACTERS)            Chun Qiu Yue                10
         208             (CHINESE CHARACTERS)              Chun Hua                   5
         436             (CHINESE CHARACTERS)           Chui Si Liu Xie               3
         453             (CHINESE CHARACTERS)           Chui Si Liu Xie              30
         459             (CHINESE CHARACTERS)             Dan Jie Ya                 16
         184             (CHINESE CHARACTERS)               Dan Xia                   5
          38             (CHINESE CHARACTERS)               Dao Ye                    5
          10             (CHINESE CHARACTERS)               Di Qing                   5
         423             (CHINESE CHARACTERS)               Die Wei                   5
         113             (CHINESE CHARACTERS)               Die Wu                    5
         424             (CHINESE CHARACTERS)              Ding Shu                   5
         313             (CHINESE CHARACTERS)          Ding Dian Zhi Mei              3
         156             (CHINESE CHARACTERS)              Ding Zun                   5
          50             (CHINESE CHARACTERS)        Dong Fang Qing Cheng             5
          40             (CHINESE CHARACTERS)              Dong Zhou                  5
          30             (CHINESE CHARACTERS)              Du Xin Wu                  5
         119             (CHINESE CHARACTERS)             En Nuo Shen                 5
          42             (CHINESE CHARACTERS)             Er Long Hou                 5

          87             (CHINESE CHARACTERS)               Er Shi                    5
         116             (CHINESE CHARACTERS)             Fa Ao Qing                  5
         227             (CHINESE CHARACTERS)             Fa Mu Kang                  5
         110             (CHINESE CHARACTERS)             Fan Bi Tuo                  5
           8             (CHINESE CHARACTERS)               Fan Ka                   10
           9             (CHINESE CHARACTERS)               Fan Ka                    5
         479             (CHINESE CHARACTERS)             Fang Li Ya                  5
         111             (CHINESE CHARACTERS)            Fang Xin Chi                 5
         438             (CHINESE CHARACTERS)             Fei Tian Wu                 3
         478             (CHINESE CHARACTERS)             Fei Tian Wu                10
         432             (CHINESE CHARACTERS)               Fei Yi                    5
         390             (CHINESE CHARACTERS)              Fei Xi Te                  3
         307             (CHINESE CHARACTERS)              Fen Di Ya                  5
         308             (CHINESE CHARACTERS)              Fen Di Ya                  3
         142             (CHINESE CHARACTERS)               Fen Fen                   5
         143             (CHINESE CHARACTERS)               Fen Fen                   3
         144             (CHINESE CHARACTERS)               Fen Fen                  10
         375             (CHINESE CHARACTERS)            Feng Li Ting                 5
         262             (CHINESE CHARACTERS)              Feng Dan                   5
         202             (CHINESE CHARACTERS)            Feng Lin Wan                 5
         300             (CHINESE CHARACTERS)              Fu Xiang                   5
         219             (CHINESE CHARACTERS)               Fu Xiu                    5
         294             (CHINESE CHARACTERS)             Fu Lai Shi                  5
         189             (CHINESE CHARACTERS)                Fu Xi                    5
         372             (CHINESE CHARACTERS)             Fu Yuan Wei                 5
         134             (CHINESE CHARACTERS)             Fu Wei Bao                  5
         218             (CHINESE CHARACTERS)             Fu Qing Guo                 5
         332             (CHINESE CHARACTERS)               Gao Fan                   5
         192             (CHINESE CHARACTERS)             Ge Lang Te                  5
         147             (CHINESE CHARACTERS)           Ge Mei Si Tong                5
         470             (CHINESE CHARACTERS)           Gong Qiang Liu               10
         428             (CHINESE CHARACTERS)               Gu Yan                    5
         298             (CHINESE CHARACTERS)             Gu Bao Ning                 5
          61             (CHINESE CHARACTERS)              Guang Ze                   5
         181             (CHINESE CHARACTERS)            Guang Han Qiu                5
         182             (CHINESE CHARACTERS)            Guang Han Zhi                5
         301             (CHINESE CHARACTERS)          Guang Liang Yuan               5
          58             (CHINESE CHARACTERS)              Guang Mei                  5
          83             (CHINESE CHARACTERS)              Guang Gan                  5
          89             (CHINESE CHARACTERS)             Guang Sheng                 5
         430             (CHINESE CHARACTERS)              Gui Niao                   5
          86             (CHINESE CHARACTERS)              Gui Dong                   5

         140             (CHINESE CHARACTERS)               Guo Er                    5
          88             (CHINESE CHARACTERS)              Hai Ke Yi                  5
          98             (CHINESE CHARACTERS)             Hai An Xian                 5
         499             (CHINESE CHARACTERS)             Hai Chuang                  5
          99             (CHINESE CHARACTERS)            Hai Deng Bao                 5
          96             (CHINESE CHARACTERS)               Hai Fan                   5
         141             (CHINESE CHARACTERS)            Hai Jing Ling                5
          94             (CHINESE CHARACTERS)               Hai Ju                    5
         106             (CHINESE CHARACTERS)            Hai Ke Di Wei                5
          97             (CHINESE CHARACTERS)             Hai Ning Da                 5
          93             (CHINESE CHARACTERS)              Hai Tong                   5
         485             (CHINESE CHARACTERS)           Hai Wan Zhi Shu              25
         409             (CHINESE CHARACTERS)            Hai Wei Qing                10
         103             (CHINESE CHARACTERS)             Hai Xi Tang                 5
         358             (CHINESE CHARACTERS)               Hai Xi                    5
         359             (CHINESE CHARACTERS)              Hai Yuan                   5
         151             (CHINESE CHARACTERS)             Hai Zu Qing                 5
         338             (CHINESE CHARACTERS)             Hai Zu Qing                30
         493          (CHINESE CHARACTERS) (LOGO)         Hai Zhi Mei                29
         494          (CHINESE CHARACTERS) (LOGO)         Hai Zhi Mei                30
         391             (CHINESE CHARACTERS)               Han Run                  30
         410             (CHINESE CHARACTERS)               Han Run                   5
         385             (CHINESE CHARACTERS)               Han Yun                   3
         161             (CHINESE CHARACTERS)            Han Cao Tang                 5
          56             (CHINESE CHARACTERS)               Hao Zhi                   5
         214             (CHINESE CHARACTERS)             He Bei Bin                  5
         122             (CHINESE CHARACTERS)                He Bo                    5
         157             (CHINESE CHARACTERS)               He Yan                    5
           1             (CHINESE CHARACTERS)              He Er Si                  10
         135             (CHINESE CHARACTERS)              He Er Si                   5
         211             (CHINESE CHARACTERS)           Hong Ying Jian                5
         266             (CHINESE CHARACTERS)           Hong Ying Kang                5
         235             (CHINESE CHARACTERS)             Hong Gu/Hu                  5
         131             (CHINESE CHARACTERS)               Hou Pu                    5
         163             (CHINESE CHARACTERS)                Hu Fu                    5
         387             (CHINESE CHARACTERS)              Hu Ju Li                   3
          37             (CHINESE CHARACTERS)             Hua Guan Yu                 5
         256             (CHINESE CHARACTERS)               Hua Yao                   5
         376             (CHINESE CHARACTERS)         Hua Rong Yuan Xiang             3
         237             (CHINESE CHARACTERS)               Hua Zhi                   5
         128             (CHINESE CHARACTERS)            Huan Le Song                 5
         247             (CHINESE CHARACTERS)           Huan Ran Yi Xin               5

         337             (CHINESE CHARACTERS)            Huang Zhi Mei                3
         188             (CHINESE CHARACTERS)          Huang Zhong Gong               5
          74             (CHINESE CHARACTERS)              Hui Ning                   5
         282             (CHINESE CHARACTERS)             Hui Si Man                  3
         418             (CHINESE CHARACTERS)           Hui Sheng Yuan                5
         408             (CHINESE CHARACTERS)          Hun Zhi Tuo/Bo/Po             10
         117             (CHINESE CHARACTERS)             Ji Fu Tang                  5
         120             (CHINESE CHARACTERS)            Ji Lai Di Ke                 5
         389             (CHINESE CHARACTERS)           Ji Xie/Ye Xuan                3
         381             (CHINESE CHARACTERS)               Ji Ling                   5
         297             (CHINESE CHARACTERS)             Jia Shi Pei                30
         373             (CHINESE CHARACTERS)            Jia Ren Jing                 5
         469             (CHINESE CHARACTERS)               Jia Yi                   10
         446             (CHINESE CHARACTERS)              Jian Shu                  10
         378             (CHINESE CHARACTERS)              Jian Yan                   5
         489             (CHINESE CHARACTERS)              Jian Chi                   9
         272             (CHINESE CHARACTERS)             Jiang Yang                  5
         357             (CHINESE CHARACTERS)              Jie Li Ya                  8
         402             (CHINESE CHARACTERS)              Jie Ou Te                 10
         405             (CHINESE CHARACTERS)               Jie Er                   10
         480             (CHINESE CHARACTERS)               Jie Tan                   3
         481             (CHINESE CHARACTERS)               Jie Tan                  21
         165             (CHINESE CHARACTERS)               Jie San                   5
         289             (CHINESE CHARACTERS)            Jin Run Kang                 5
         344             (CHINESE CHARACTERS)             Jin Shi Kai                30
         124             (CHINESE CHARACTERS)              Jing Xin                   5
         475             (CHINESE CHARACTERS)        Jiang/Jing/Liang Ying           10
         168             (CHINESE CHARACTERS)               Jiu Qu                    5
         150             (CHINESE CHARACTERS)            Jun Ben Tang                 5
         343             (CHINESE CHARACTERS)               Jun Ji                    5
         126             (CHINESE CHARACTERS)               Jun Shu                   5
         498             (CHINESE CHARACTERS)             Jun Tai Shu                 5
         251             (CHINESE CHARACTERS)               Jun Yi                    5
         451             (CHINESE CHARACTERS)           Jun/Juan Chang               30
         226             (CHINESE CHARACTERS)               Ka Ling                   5
         474             (CHINESE CHARACTERS)               Ka Luo                   10
         336             (CHINESE CHARACTERS)              Ka Qi Nuo                  5
         377             (CHINESE CHARACTERS)              Kang Bang                  5
         107             (CHINESE CHARACTERS)           Kang Pei Le/Yue               5
         139             (CHINESE CHARACTERS)             Kang Bi Xin                 5
         311             (CHINESE CHARACTERS)             Kang Fu Li                  5
         312             (CHINESE CHARACTERS)             Kang Fu Li                  3

         450             (CHINESE CHARACTERS)            Kang Jian Li                21
         101             (CHINESE CHARACTERS)             Kang Ke Da                  5
         463             (CHINESE CHARACTERS)              Ke Bei Qi                 16
         100             (CHINESE CHARACTERS)               Ke Han                    5
         269             (CHINESE CHARACTERS)                Ke Yi                   30
         118             (CHINESE CHARACTERS)               Ken Qi                    5
         380             (CHINESE CHARACTERS)               Ku Shan                   5
          31             (CHINESE CHARACTERS)               Kun Xin                   5
         239             (CHINESE CHARACTERS)               Kun Zhi                   5
         276             (CHINESE CHARACTERS)              Lai Si Er                  5
         442             (CHINESE CHARACTERS)           Lan Mo Mei Ying               3
         467             (CHINESE CHARACTERS)           Lan Mo Mei Ying              10
          15             (CHINESE CHARACTERS)               Lan Rui                   5
         379             (CHINESE CHARACTERS)               Li Chun                   5
         230             (CHINESE CHARACTERS)              Li Pei De                  5
          20             (CHINESE CHARACTERS)               Li Zhi                    5
          82             (CHINESE CHARACTERS)              Li Xiang                   5
         167             (CHINESE CHARACTERS)               Lian Li                   5
         172             (CHINESE CHARACTERS)              Ling Chun                  5
          65             (CHINESE CHARACTERS)               Ling Bo                   5
         457             (CHINESE CHARACTERS)              Ling Xing                 30
         325             (CHINESE CHARACTERS)               Liu Hua                   5
          21             (CHINESE CHARACTERS)              Liu Nian                   5
          45             (CHINESE CHARACTERS)              Liu Yi Yi                  5
          53             (CHINESE CHARACTERS)             Lu Tai Hui                  5
         305             (CHINESE CHARACTERS)             Lu Xing Zu                  5
         306             (CHINESE CHARACTERS)             Lu Xing Zu                  3
          90             (CHINESE CHARACTERS)             Lun Le Kang                 5
         190             (CHINESE CHARACTERS)             Luo Jin Yao                 5
         314             (CHINESE CHARACTERS)              Ma Bi Di                   3
         290             (CHINESE CHARACTERS)              Mai Ji Ke                  5
         155             (CHINESE CHARACTERS)              Mai Ji Ke                  5
         286             (CHINESE CHARACTERS)               Mai Sha                   5
         326             (CHINESE CHARACTERS)               Man Yu                    5
          27             (CHINESE CHARACTERS)               Mao Dun                   5
         421             (CHINESE CHARACTERS)            Mei Sha/Shan                 5
          55             (CHINESE CHARACTERS)              Mei Gu Ao                  5
         260             (CHINESE CHARACTERS)             Mei Niu Yin                 5
         261             (CHINESE CHARACTERS)              Mei Diao                   5
         315             (CHINESE CHARACTERS)            Mei Li Ri Ji                 3
         487             (CHINESE CHARACTERS)            Mei Li Ri Ji                 8
         488             (CHINESE CHARACTERS)            Mei Li Ri Ji                26

         160             (CHINESE CHARACTERS)               Mei Mei                   5
         127             (CHINESE CHARACTERS)            Mei Te Li Wei                5
         158             (CHINESE CHARACTERS)            Mei Xin Chun                 5
         416             (CHINESE CHARACTERS)               Mei Lun                   5
         246             (CHINESE CHARACTERS)              Miao Miao                  5
         270             (CHINESE CHARACTERS)             Min Si Tang                 5
         205             (CHINESE CHARACTERS)             Min Di Tai                  5
         285             (CHINESE CHARACTERS)              Min Ling                   5
         153             (CHINESE CHARACTERS)            Min Tai Kang                 5
         455             (CHINESE CHARACTERS)            Ming Dong Li                30
          11             (CHINESE CHARACTERS)              Muo Bang                   5
          29             (CHINESE CHARACTERS)               Mo Xie                    5
         472             (CHINESE CHARACTERS)                Mu Si                   10
         104             (CHINESE CHARACTERS)              Na Si Wei                  5
         203             (CHINESE CHARACTERS)              Nan Gong                   5
         148             (CHINESE CHARACTERS)              Ni Ke Luo                  5
         351             (CHINESE CHARACTERS)              Niao Ting                  3
         388             (CHINESE CHARACTERS)             Nie Rou Si                  3
         431             (CHINESE CHARACTERS)              Ning Chao                  5
         265             (CHINESE CHARACTERS)              Ning Mou                   5
         477             (CHINESE CHARACTERS)               Nuan Er                  10
         209             (CHINESE CHARACTERS)             Nuan Li Li                  5
         417             (CHINESE CHARACTERS)             Nuo Jie Er                  5
         293             (CHINESE CHARACTERS)              Nuo Xuan                   5
         461             (CHINESE CHARACTERS)              Ou Ke Ni                  16
         400             (CHINESE CHARACTERS)              Pa Li Si                  10
          33             (CHINESE CHARACTERS)               Peng Bo                   5
         482             (CHINESE CHARACTERS)                Pu Er                   21
         483             (CHINESE CHARACTERS)                Pu Er                    3
         291             (CHINESE CHARACTERS)            Pu Shan Tang                 5
         201             (CHINESE CHARACTERS)            Qi Niang Shan                5
         194             (CHINESE CHARACTERS)                Qi Fu                    5
         195             (CHINESE CHARACTERS)               Qi Nian                   5
         363             (CHINESE CHARACTERS)                Qi Bo                    5
         115             (CHINESE CHARACTERS)              Qi Er Fen                  5
         333             (CHINESE CHARACTERS)              Qi Sheng                   3
         323             (CHINESE CHARACTERS)               Qi Yue                    3
         394             (CHINESE CHARACTERS)               Qi Duan                  30
         414             (CHINESE CHARACTERS)               Qi Duan                   5
         339             (CHINESE CHARACTERS)             Qian Sheng                  3
         437             (CHINESE CHARACTERS)             Qian Ye Fen                 3
         473             (CHINESE CHARACTERS)             Qian Ye Fen                10

         177             (CHINESE CHARACTERS)              Qiao Song                  5
         108             (CHINESE CHARACTERS)             Qiao Fei Er                 5
         109             (CHINESE CHARACTERS)             Qiao Fei Er                 5
         132             (CHINESE CHARACTERS)           Qiao Ling Tong                5
         200             (CHINESE CHARACTERS)              Qiao Chu                   5
         258             (CHINESE CHARACTERS)              Qiao Shou                  5
         496             (CHINESE CHARACTERS)             Qin Yi Kou                  5
         204             (CHINESE CHARACTERS)               Qin Ge                    5
         427             (CHINESE CHARACTERS)               Qin Ge                    5
         217             (CHINESE CHARACTERS)            Qing Ning Rui                5
         125             (CHINESE CHARACTERS)               Qing Yi                   5
         114             (CHINESE CHARACTERS)            Qing Zi Tang                 5
         225             (CHINESE CHARACTERS)           Qing Chang Yuan               5
         476             (CHINESE CHARACTERS)             Qing Fen Di                10
         268             (CHINESE CHARACTERS)             Qing Liang                 30
         397             (CHINESE CHARACTERS)               Qing Yu                  30
         426             (CHINESE CHARACTERS)               Qing Yu                   5
          84             (CHINESE CHARACTERS)              Qing Ling                  5
          60             (CHINESE CHARACTERS)              Qing Yang                  5
          64             (CHINESE CHARACTERS)             Qiong Tian                  5
          17             (CHINESE CHARACTERS)               Qiu Yue                   5
          75             (CHINESE CHARACTERS)              Quan Quan                  5
         253             (CHINESE CHARACTERS)               Ran Qi                    5
         299             (CHINESE CHARACTERS)                Re Li                    5
         355             (CHINESE CHARACTERS)            Ren Qing Wei                 5
         231             (CHINESE CHARACTERS)              Rong Tian                  5
         341             (CHINESE CHARACTERS)             Rong Ke Da                  5
         329             (CHINESE CHARACTERS)               Ru Lin                    5
          70             (CHINESE CHARACTERS)               Rui Ta                    5
           2             (CHINESE CHARACTERS)               Rui Wo                   10
           3             (CHINESE CHARACTERS)               Rui Wo                    5
         244             (CHINESE CHARACTERS)               Run Yu                    5
         264             (CHINESE CHARACTERS)              Ruo Ying                   5
         412             (CHINESE CHARACTERS)               Sai Wen                   5
         241             (CHINESE CHARACTERS)             Shen Li Ou                  5
         215             (CHINESE CHARACTERS)               Sai Lu                    5
         212             (CHINESE CHARACTERS)             San Da Gen                  5
         170             (CHINESE CHARACTERS)          Shang Jiang Hong               5
         180             (CHINESE CHARACTERS)           Shang Lin Chun                5
         185             (CHINESE CHARACTERS)           Shang Sheng Hua               5
           7             (CHINESE CHARACTERS)               Shao Xi                   5
         396             (CHINESE CHARACTERS)              Shen Bei                  30

          43             (CHINESE CHARACTERS)              Shen Hou                   5
         317             (CHINESE CHARACTERS)            Shen Zhi Yuan               10
         356             (CHINESE CHARACTERS)            Shen Zhi Yuan               10
          57             (CHINESE CHARACTERS)            Sheng Li Jun                 5
         429             (CHINESE CHARACTERS)              Sheng Dai                  5
         327             (CHINESE CHARACTERS)              Sheng Han                  5
         346             (CHINESE CHARACTERS)            Shi Ping Ning                5
          49             (CHINESE CHARACTERS)            Shi San Lang                 5
         275             (CHINESE CHARACTERS)              Shou Kang                  5
         105             (CHINESE CHARACTERS)            Shu Yuan Run                 5
         439             (CHINESE CHARACTERS)              Shu Mi Er                  3
         486             (CHINESE CHARACTERS)              Shuang Yi                 10
          36             (CHINESE CHARACTERS)            Shuang Dao Di                5
         447             (CHINESE CHARACTERS)            Shuang Le/Yue               21
         207             (CHINESE CHARACTERS)            Shuang Mei Yi                5
         197             (CHINESE CHARACTERS)          Shui Guo Mei Mei               5
          13             (CHINESE CHARACTERS)              Shui Run                   5
         364             (CHINESE CHARACTERS)              Shui Ruo                   3
          68             (CHINESE CHARACTERS)             Si Mai Ning                 5
         392             (CHINESE CHARACTERS)                Si Ke                   30
         366             (CHINESE CHARACTERS)             Si Le Kang                  5
         393             (CHINESE CHARACTERS)                Si He                   30
          66             (CHINESE CHARACTERS)              Si Mai Er                  5
         228             (CHINESE CHARACTERS)             Si Nuo Pei                  5
         171             (CHINESE CHARACTERS)             Si He Xiang                 5
         335             (CHINESE CHARACTERS)                Su He                    5
         386             (CHINESE CHARACTERS)            Su Cheng Luo                 3
         302             (CHINESE CHARACTERS)               Shu Ji                    5
         406             (CHINESE CHARACTERS)              Te Lei Xi                 10
         210             (CHINESE CHARACTERS)             Tian E Yan                  5
         278             (CHINESE CHARACTERS)              Tian Lai                   5
         245             (CHINESE CHARACTERS)             Tian Qi Li                  5
         130             (CHINESE CHARACTERS)            Tian Shen Shu                5
         452             (CHINESE CHARACTERS)          Tian Shi Hong Yan             30
         248             (CHINESE CHARACTERS)              Tian Tuo                   5
         242             (CHINESE CHARACTERS)              Tian Yin                   5
         370             (CHINESE CHARACTERS)              Tian Yun                  30
         159             (CHINESE CHARACTERS)             Tong Ti Shu                 5
          73             (CHINESE CHARACTERS)             Tong Sheng                  5
          28             (CHINESE CHARACTERS)             Wang Mao Zi                 5
          54             (CHINESE CHARACTERS)             Wang Zu Ren                 5
          80             (CHINESE CHARACTERS)              Wang Wen                   5

          78             (CHINESE CHARACTERS)               Wei Jia                   5
         206             (CHINESE CHARACTERS)              Wei Er Qi                  5
         497             (CHINESE CHARACTERS)             Wei Shu An                  5
         196             (CHINESE CHARACTERS)               Wei Wei                   5
         287             (CHINESE CHARACTERS)              Wei Le Si                  5
         374             (CHINESE CHARACTERS)            Wei Er Chang                 5
          34             (CHINESE CHARACTERS)             Wu Ming Zhi                 5
          47             (CHINESE CHARACTERS)               Wu Lao                    5
         133             (CHINESE CHARACTERS)              Wu Bao Hu                  5
         435             (CHINESE CHARACTERS)            Wu Qing Feng                 3
         279             (CHINESE CHARACTERS)               Wu Ying                  10
         342             (CHINESE CHARACTERS)             Xi Duo Sha                  5
          46             (CHINESE CHARACTERS)             Si Gu/Yu Zi                 5
         173             (CHINESE CHARACTERS)            Xi Jiang Yue                 5
         320             (CHINESE CHARACTERS)               Xi Yuan                   5
         321             (CHINESE CHARACTERS)               Xi Yuan                  30
         102             (CHINESE CHARACTERS)             Xi Gui Ren                  5
          24             (CHINESE CHARACTERS)            Xi Meng Ting                 5
          25             (CHINESE CHARACTERS)                Xi Yu                    5
         199             (CHINESE CHARACTERS)            Xia Ling Shi                 5
          44             (CHINESE CHARACTERS)              Xiang Xiu                  5
          79             (CHINESE CHARACTERS)              Xiang Yi                   5
         267             (CHINESE CHARACTERS)             Xiao Liang                 30
         145             (CHINESE CHARACTERS)              Xiao Bei                   5
         176             (CHINESE CHARACTERS)           Xiao Zhong Shan               5
          51             (CHINESE CHARACTERS)              Xiao Jin                   5
          26             (CHINESE CHARACTERS)              Xiao Tan                   5
          77             (CHINESE CHARACTERS)               Xie Li                    5
         112             (CHINESE CHARACTERS)             Xin Chi Dan                 5
         149             (CHINESE CHARACTERS)            Xin Shen Shu                 5
         233             (CHINESE CHARACTERS)               Xin Di                    5
         425             (CHINESE CHARACTERS)               Xin Wei                   5
         216             (CHINESE CHARACTERS)              Xiang Bo                   5
         238             (CHINESE CHARACTERS)             Xiang Ying                  5
         274             (CHINESE CHARACTERS)            Xing Han Tang                5
         360             (CHINESE CHARACTERS)               Xing De                   5
         263             (CHINESE CHARACTERS)            Xing Dian Tu                 5
         362             (CHINESE CHARACTERS)               Xing Fu                   5
         361             (CHINESE CHARACTERS)              Xing Peng                  5
         178             (CHINESE CHARACTERS)            Xing Hua Tian               30
         179             (CHINESE CHARACTERS)            Xing Hua Tian                5
         324             (CHINESE CHARACTERS)               Xing He                   3

          95             (CHINESE CHARACTERS)             Xu Da Kang                  5
         490             (CHINESE CHARACTERS)                Xu Li                    9
         365             (CHINESE CHARACTERS)                Xu Er                    3
         383             (CHINESE CHARACTERS)               Xuan Ku                   5
          91             (CHINESE CHARACTERS)              Xue Sheng                  5
         223             (CHINESE CHARACTERS)              Ya Ni Mi                   5
         224             (CHINESE CHARACTERS)              Ya Ni Mi                  16
         283             (CHINESE CHARACTERS)               Ya Xin                    3
          85             (CHINESE CHARACTERS)               Ya Yuan                   5
         395             (CHINESE CHARACTERS)               Yan Lu                   30
         415             (CHINESE CHARACTERS)               Yan Lu                    5
         187             (CHINESE CHARACTERS)              Yan Zhong                  5
         198             (CHINESE CHARACTERS)              Yan Rong                   5
         292             (CHINESE CHARACTERS)             Yan Zhi Tuo                 5
         464             (CHINESE CHARACTERS)             Yan Rong Yu                16
         367             (CHINESE CHARACTERS)             Yang Sheng                  5
         368             (CHINESE CHARACTERS)             Yang Sheng                 30
         250             (CHINESE CHARACTERS)               Yi Feng                   5
         458             (CHINESE CHARACTERS)             Yi Xiang Er                30
         353             (CHINESE CHARACTERS)                Yi An                    3
          22             (CHINESE CHARACTERS)             Yi Bi Xuan                  5
         454             (CHINESE CHARACTERS)            Yi Jiu Mei Li               30
         234             (CHINESE CHARACTERS)               Yi Xin                    5
         369             (CHINESE CHARACTERS)               Yi Tong                   5
         352             (CHINESE CHARACTERS)                Yi Ke                    8
         349             (CHINESE CHARACTERS)              Yi Li Gen                  5
         350             (CHINESE CHARACTERS)              Yi Li Gen                 30
         411             (CHINESE CHARACTERS)                Yi Xi                    5
         441             (CHINESE CHARACTERS)               Yi Cong                   3
         466             (CHINESE CHARACTERS)               Yi Cong                  25
         123             (CHINESE CHARACTERS)             Yi Qun Tang                 5
         413             (CHINESE CHARACTERS)               Yi Yun                    5
          32             (CHINESE CHARACTERS)            Yi Xiang Shui                5
         121             (CHINESE CHARACTERS)          Ying Nuo Wei Xin               5
          23             (CHINESE CHARACTERS)             Yin Cai Ge                  5
         318             (CHINESE CHARACTERS)               Ying Ju                  10
         220             (CHINESE CHARACTERS)             Ying Le Er                  5
         221             (CHINESE CHARACTERS)             Ying Le Er                 10
         222             (CHINESE CHARACTERS)             Ying Le Er                 29
         174             (CHINESE CHARACTERS)             Yong Yu An                  5
         492          (CHINESE CHARACTERS) (LOGO)         Yiu Mei Zhi                29
         495          (CHINESE CHARACTERS) (LOGO)         Yiu Mei Zhi                30

         295             (CHINESE CHARACTERS)             You Ru Lin                 30
         296             (CHINESE CHARACTERS)             You Ru Lin                  5
         491             (CHINESE CHARACTERS)             You Ru Lin                 29
         384             (CHINESE CHARACTERS)              You Ling                   5
          72             (CHINESE CHARACTERS)               You Yue                   5
           4             (CHINESE CHARACTERS)               You Yue                  10
         129             (CHINESE CHARACTERS)               Yu Fei                    5
         191             (CHINESE CHARACTERS)                Yu Li                    5
         319             (CHINESE CHARACTERS)               Yu Chun                  10
         382             (CHINESE CHARACTERS)               Yu Chun                  10
         328             (CHINESE CHARACTERS)               Yu Han                    5
          52             (CHINESE CHARACTERS)              Yu Wen Zi                  5
         254             (CHINESE CHARACTERS)               Yu Feng                   5
         183             (CHINESE CHARACTERS)             Yu Hu Bing                  5
         175             (CHINESE CHARACTERS)            Yu Shan Zhen                 5
         169             (CHINESE CHARACTERS)             Yu Ye Quan                  5
          18             (CHINESE CHARACTERS)              Yuan Zhu                   5
         166             (CHINESE CHARACTERS)            Yue Hua Qing                 5
          16             (CHINESE CHARACTERS)              Yue Peng                   5
         444             (CHINESE CHARACTERS)           Yue Xiang Yuan               21
         471             (CHINESE CHARACTERS)           Yue Xiang Yuan               10
          19             (CHINESE CHARACTERS)              Yun Qiao                   5
         273             (CHINESE CHARACTERS)             Ze En Tang                  5
          69             (CHINESE CHARACTERS)              Zhan Yan                   5
         404             (CHINESE CHARACTERS)              Zhen Yan                  10
         154             (CHINESE CHARACTERS)            Zhen Ke Ning                 5
         236             (CHINESE CHARACTERS)              Zheng Zhi                  5
         330             (CHINESE CHARACTERS)              Zhi Heng                   5
         420             (CHINESE CHARACTERS)            Zhi Ke Xiang                 5
          76             (CHINESE CHARACTERS)               Zhi De                    5
         162             (CHINESE CHARACTERS)          Zhong Zheng Tang               5
         259             (CHINESE CHARACTERS)              Zhu Lian                   5
          12             (CHINESE CHARACTERS)               Zhu Di                    5
         398             (CHINESE CHARACTERS)               Zhuo Yi                  30
         434             (CHINESE CHARACTERS)               Zhi Han                   3
         462             (CHINESE CHARACTERS)               Zhi Han                  16
         468             (CHINESE CHARACTERS)               Zhi Han                  10
         456             (CHINESE CHARACTERS)                Zi Yi                   30